UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2016

WMIH Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FIFTH AVENUE PLAZA 800 FIFTH AVENUE, SUITE 4100 SEATTLE, WASHINGTON		98104
(Address of Principal Executive Offices)		(Zip Code)

(206) 922-2957

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Transition Services Agreement

On November 18, 2016, WMIH Corp. (the “Company”) and WMI Liquidating Trust (the “Trust”) entered into an Amendment No. 3 to the Transition Services Agreement (the “Amendment”) that amended and supplemented certain provisions of the Transition Services Agreement originally entered into by and between the Company (formerly WMI Holdings Corp.) and the Trust on March 22, 2012 (as amended by Amendment No. 1 to the Transition Services Agreement, dated September 24, 2012, and Amendment No. 2 to the Transition Services Agreement, dated December 11, 2014, the “TSA”).  The Amendment was entered into primarily as a result of the Company entering into a new lease for office space.  Under the Amendment, the Trust is no longer obligated to provide office space to the Company. In addition, Schedules D and E to the TSA have been updated to reflect current rates and allocations for overhead.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this report that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks are identified and discussed in the Company’s Form 10-K for the year ended December 31, 2015 under Risk Factors in Part I, Item 1A and the Company’s Form 10-Q for the quarterly period ended September 30, 2016 under Risk Factors in Part II, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and we do not undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description
10.1	Amendment No. 3 to the Transition Services Agreement, dated as of November 18, 2016, entered into by and between WMIH Corp. and WMI Liquidating Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMIH CORP.
(Registrant)

Date: November 23, 2016	By:	/s/ Charles Edward Smith
Name: Charles Edward Smith
Title: Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 3 to the Transition Services Agreement, dated as of November 18, 2016, entered into by and between WMIH Corp. and WMI Liquidating Trust.

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